Exhibit 99.1

 © 2016 Globalscape  We are Globalscape – A Leader in Secure Information Exchange  Matt Goulet, President & CEO

 Safe Harbor Statement  *  © 2016 Globalscape  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2015 fiscal year, filed with the Securities and Exchange Commission on March 3, 2016.

 Who is Globalscape  *  © 2016 Globalscape  Globalscape is a managed file transfer (MFT) software company that secures mission-critical exchanges of data across multiple platforms for individuals, enterprises and governments across a wide range of industries worldwide  Core product: Enhanced File Transfer (EFT) platform   EFT allows for the secure exchange of business information, anywhere, anytime with military-proven security and is an affordable, customizable platformEFT helps organizations secure and protect their sensitive data from unauthorized use  Trades on NYSE MKT under ticker GSBMarket Capitalization approximately $72 millionExceptional customer retention rate, 90+%13,000 customers in over 150 countries Headquartered in San Antonio, TX, with approximately 125 employees

 Leadership Profile  *  © 2016 Globalscape  Company leadership team are experts in their chosen fields  On average the team has 20 years of experience in the technology and software industries, specifically security and networking  Full leadership team is committed to transparency and visibility   Role they play executing company strategy is key to our success

 *  © 2016 Globalscape  What is Managed File Transfer?  Automated transfer between two servers with no (error-prone) human interaction  Server-to-Server File Transfer  A software application sends a file to a server or an email address, or sends a notification that a file is available for pickup  Server-to-Person File Transfer  Users send files to each other through email, such as Outlook, or an online portal  Person-to-Person File Transfer  A user sends a file to a server, such as a shared drive in your office, where it is available to your coworkers or the server itself  Person-to-Server File Transfer

 *  © 2016 Globalscape  Why Do Customers Purchase MFT?  My organization needs the ability to scale painlessly.  I want to send big files.  I need visibility and control over my data.  My team needs a secure solution that can work with our current set of tools.  My team needs a solution with experienced service and support   My department needs to comply with industry and government regulations.  I don't want to be a statistic.  I spend all my time waiting for files.

 *  © 2016 Globalscape  Healthcare—Research Data, Clinical Trials, Patient Records, Scanned Images, X-Rays, Test Results  Retail—Information, Purchase Orders, Point of Sale Data, Product Images, Catalogs, Trend Analysis Info, Customer Info  Financial Services—Digital Check Images, Payroll Information, Claim Information, Transaction Data, Account Statements  Business Services—Human Resources, Billing Information, Partner Interaction  Industries That Need Managed File Transfer  Manufacturing—Manufacturing Files, Design Specs, Simulation Models, Scheduling Data Inventories  Technology—Error Reports, Secure Remote Backup, Big Data, Digital Asset Distribution  Entertainment & Media—Video Files, Soundtrack Files, 3D Animation, High Resolution Images  Government—Personnel Records, Logistics Data, Maintenance Data, Legal Reference, Financial Records, Secure Files

 What We Do  *  © 2016 Globalscape  OPERATIONAL EFFICIENCY  VISIBILITY AND REPORTING  AUTOMATED DATA TRANSFER  EASILY INTEGRATE LEGACY SYSTEMS  MULTI-LAYERED SECURITY  CLOUD/ VIRTUALIZED ENVIRONMENT-CAPABLE  SHARE FILES VIA MOBILE DEVICES OR THE WEB  MODULAR DESIGN  CENTRALIZED MANAGEMENT  IDENTITYAND ACCESS MANAGEMENT  A ROBUST PLATFORM DESIGNED TO SECURELY TRANSFER DATA  COMPLIANCE  GOVERNANCE

 *  © 2016 Globalscape  Industry pioneer with longevity in the marketplace   Specialist in the Managed File Transfer market   Relentless focus on customers, supported by retention and support rates  Technology is easy to set up, manage and use – out of the box  Key Corporate Differentiators

 Globalscape Financial Position  *  © 2016 Globalscape  Strong Balance Sheet (reported as of 9/30/2016)$20.7 million in Cash and Investments $0.0 notes payable and long-term debt  Revenue for the first nine months of 2016 of $24.4 million, up 9% YoY  Q3 2016 revenue was $8.8 million, a 15% increase compared to Q3 2015  Adjusted EBITDA for Q3 2016 was $2.3 million, an 18% percent increase compared to Q3 2015  Q3 2016 Net Income was $1.4 million, a 14% percent increase compared to Q3 2015  Basic earnings per share were $0.07 for Q3 2016 versus $0.06 for Q3 2015

 © 2016 Globalscape  *  Steady Growth  Revenue  Net Income Excluding Infrequent Items  *note: 2016 information only covers year to date financials for three quarters (Jan 1 – Sept 20, 2016)

2016-2017 Roadmap

	FY16	FY17
Managed File Transfer	• New SMB Modules • Acceleration • scInsight • Advanced Authentication module • Cloud Connectors module • Distributed Clustering • ETL module (ETLM)	• Scalibility improvements • Branch Office Edition (BOE) • Unified Compliance module • Data Security Module • Improved management & integration capabilities (Web admin, API)
Synchronization, Sharing & Collaboration	• Workspaces 2.0 • Updated compatibility with MS Outlook • Integration of Mail Express sharing capabilities into MFT platform • DMZ gateway support for sharing and synchronization • Synchronization of shared data and support for external devices • Secure channel for WAN synchronization	• Web portal for secure file pick up and delivery • Policy driven sharing • Integration of scConnect capabilities into EFT • Enhancement of collaboration features

Roadmap subject to change

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 Worldwide MFT Software Revenue by Vendor  © 2016 Globalscape  2015 Global Market Share  *  Source: IDC Worldwide Managed File Transfer Software Market Shares, 2015 (May 2016)  2014-2015 Growth (%)

Multiple Licensing and Service Revenue Paths

ON-PREMISES
Enhanced File Transfer (EFT) is our proprietary managed file transfer platform, providing:

- Security & Compliance
- Automation
- Control & Visibility
- Programmatic API Control
- High Availability Active-Active Clustering



EFT CLOUD SERVICES
EFT Cloud Services offers enterprise-level managed file transfer capabilities as SaaS MFT solution, delivered through the cloud with top hosting providers

HYBRID CLOUD
The combination of EFT on-premises and EFT Cloud Services provides the security, management, and monitoring of EFT and the 24x365 access that employees, customers, and partners demand

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Meet the customer where they want to be: Globalscape’s Cloud, Popular Infrastructure as a Service platforms (AWS, Azure) or Hybrid  Globalscape Cloud Strategy  *  © 2016 Globalscape  Platform or Fully Managed Service offering: Globalscape and its partners will manage your EFT for you  Flexible licensing: Bring your Own License (aka traditional perpetual), monthly subscription, fully metered use-based

 World Class Go to Market Strategy  © 2016 Globalscape  Multiple Customer Facing Sales Teams   Channel Facing Sales Team   Dedicated Sales Engineering Resources  Business Development Resources  Demand GenerationSignificantly Increases Reach  *

 Who Are Our Customers?  *  © 2016 Globalscape  Financial Services  Entertainment & Media  Technology  Retail  Healthcare  Government

 Globalscape Investment Highlights  *  © 2016 Globalscape  Consistent top-line growthHighly recurring revenue streamExceptional customer retention rate at 90+%Q3 2016 marked 16 consecutive quarters of profitability$20.7M cash reservesNo debt   Revenue

 *  © 2016 Globalscape  Where We’re Going  Refocusing on core technology, EFT, allowing us to bring new features to market quickly, helping to increase customer satisfaction, and address new opportunities where we can capitalize on demand and sales Expecting organic growth as a result of new or enhanced technology alliance partnerships or potential technology acquisitionsUsing cash to make strategic investments in adding to our core technologies with proven revenue streams, while managing them to higher profitabilitySeeing long-term investments in the channel and demand generation programs paying off

 Thank you. Any Questions?Matt GouletPresident & Chief Executive OfficerEmail: mgoulet@globalscape.com  © 2016 Globalscape  *